MUNIVEST
                                                                FUND II, INC.

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1999

                             MUNIVEST FUND II, INC.

The Benefits and
Risks of
Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                        MuniVest Fund II, Inc., October 31, 1999

DEAR SHAREHOLDER

For the year ended October 31, 1999, the Common Stock of MuniVest Fund II, Inc. earned $0.823 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 6.43%, based on a month-end net asset value of $12.81 per share. Over the same period, the total investment return on the Fund's Common Stock was - 8.31%, based on a change in per share net asset value from $14.85 to $12.81, and assuming reinvestment of $0.825 per share income dividends.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -9.38%, based on a change in per share net asset value from $14.60 to $12.81, and assuming reinvestment of $0.410 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.02% for Series A, 3.07% for Series B and 3.25% for Series C.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the 12-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, by October 31, 1999, economic indicators were released suggesting that despite strong economic and employment growth in the third fiscal quarter of 1999, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to approximately 6.15% by October 31, 1999. During the last six months, yields on 30-year US Treasury bonds increased more than 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose almost 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of almost 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

With tax-exempt bond yields at their highest levels in more than two years, we viewed the recent rise in tax-exempt interest rates as an opportunity to add higher-yielding issues to the portfolio and to seek to enhance the Fund's dividend into the coming years. The ability to purchase municipal bonds at yields equal to, or in some cases above, taxable US Treasury yields has not been available since late 1994. History suggests that whenever tax-exempt bond yields rise near or above US Treasury bond yields for an extended period of time, municipal bond portfolios generate significant total returns during the following six months-twelve months.

Recent interest rate increases by the Federal Reserve Board have largely restored investor confidence that US inflation will not be allowed to rise significantly. Some decline in economic growth, particularly in the housing and retail sectors, can already be seen in response to interest rate increases in recent months. Consequently, we adopted a slightly above neutral portfolio structure in an effort to take advantage of the expected decline in interest rates in the coming months and to recapture much of the losses incurred recently.

During most of the period, short-term tax-exempt bond yields averaged approximately 3.375%. Short-term municipal bond yields have been much more stable than those associated with 25-year--30-year maturity issues. This has resulted in a significant incremental yield paid to Common Stock shareholders. As the Federal Reserve Board is believed to be near the end of its current interest rate tightening cycle, short-term tax-exempt bond rates are expected to remain near their current levels. However, should the spread between long-term and short-term tax-exempt


                                     2 & 3
interest rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

December 8, 1999

PROXY RESULTS

During the six-month period ended October 31, 1999, MuniVest Fund II, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on May 26, 1999, and Proposal 3 was approved at a shareholders' meeting on July 21, 1999. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                            For            From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Terry K. Glenn                              17,799,194           550,533
                                            Cynthia A. Montgomery                       17,793,444           556,283
                                            Charles C. Reilly                           17,795,998           553,729
                                            Kevin A. Ryan                               17,797,382           552,345
                                            Arthur Zeikel                               17,793,335           556,392
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Shares Voted  Shares Voted  Shares Voted
                                                                                       For         Against       Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                           17,853,703      146,628       349,398
------------------------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.              10,129,993      720,915       562,513
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1999, MuniVest Fund II, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on June 23, 1999, and Proposal 3 was approved at a shareholders' meeting on July 21, 1999. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Shares Voted      Shares Withheld
                                                                                            For            From Voting
------------------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
   Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly,
   Kevin A. Ryan, Richard R. West and Arthur Zeikel as follows:
                                            Series A                                       1,731                28
                                            Series B                                       1,539                 8
                                            Series C                                       1,477               127

------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Shares Voted  Shares Voted  Shares Voted
                                                                                       For         Against       Abstain
------------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                            Series A                                  1,498           258            3
                                            Series B                                  1,441             0          105
                                            Series C                                  1,477             0          127
------------------------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund as follows:
                                            Series A                                  3,790         1,091           29
                                            Series B                                  3,790         1,091           29
                                            Series C                                  3,790         1,091           29
------------------------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                        MuniVest Fund II, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS

                         S&P     Moody's   Face                                                                             Value
STATE                  Ratings   Ratings   Amount    Issue                                                                (Note 1a)
====================================================================================================================================
Alabama--2.1%                                        Jefferson County, Alabama, Sewer Revenue Bonds (c):
                         AAA       NR*    $  7,500     RIB, Series 124, 6.93% due 2/01/2036 (e)                            $  5,828
                         AAA       Aaa       2,500     Series D, 5.75% due 2/01/2022                                          2,418
====================================================================================================================================
Arizona--2.1%            A1        P1        2,400   Coconino County, Arizona, Pollution Control Corporation
                                                     Revenue Bonds (Arizona Public Service Co.-- Navajo Project),
                                                     VRDN, AMT, Series A, 3.55% due 10/01/2029 (a)                            2,400
                         AAA       Aaa       2,315   Maricopa County, Arizona, Unified School District Number 3,
                                                     GO, Refunding (Tempe Elementary), 7.50% due 7/01/2010 (c)                2,728
                         A1+       P1        3,100   Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES,
                                                     3.55% due 12/01/2009 (a)                                                 3,100
====================================================================================================================================
California--1.1%         AAA       Aaa       5,000   San Francisco, California, City and County Airport
                                                     Commission, International Airport Revenue Refunding
                                                     Bonds, Second Series, Issue 16B, 5% due 5/01/2024 (h)                    4,362
====================================================================================================================================
Colorado--6.0%           NR*       Aaa       7,500   Arapahoe County, Colorado, Capital Improvement Trust Fund,
                                                     Highway Revenue Bonds (SR-E-470 Project), 7% due 8/31/2005 (g)           8,509
                         NR*       Aa2         945   Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior-Series
                                                     F, 8.625% due 6/01/2025                                                    990
                         AA        Aa2       2,500   Colorado Springs, Colorado, Utilities Revenue Bonds, Sub-Lien
                                                     Improvement, Series A, 5.75% due 11/15/2028                              2,428
                         BBB+      Baa1      5,940   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                     Series C, 6.75% due 11/15/2022                                           5,988
                         A1+       VMIG1@    4,200   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                     VRDN, 3.50% due 5/01/2013 (a)(b)                                         4,200
                         A1+       NR*       1,400   Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Company
                                                     Project), VRDN, AMT, Series B, 3.60% due 4/01/2014 (a)                   1,400
====================================================================================================================================
District of                                          District of Columbia, GO, Refunding, Series B (h):
Columbia--2.5%           AAA       Aaa       5,000     5.50% due 6/01/2013                                                    4,901
                         AAA       Aaa       5,000     5.50% due 6/01/2014                                                    4,839
====================================================================================================================================
Florida--2.2%            BBB       Baa1      3,655   Escambia County, Florida, PCR (Champion International
                                                     Corporation Project), AMT, 6.90% due 8/01/2022                           3,812
                         AAA       Aaa       5,500   Lee County, Florida, Water and Sewer Revenue Bonds, Series A,
                                                     4.75% due 10/01/2023 (b)                                                 4,608
====================================================================================================================================
Georgia--2.6%                                       Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                         A         A3        6,000     (Crossover), Series W, 6.60% due 1/01/2018                             6,351
                         A         A3        1,250     Series X, 6.50% due 1/01/2020                                          1,309
                         AAA       Aaa       2,500   Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                                     Tax Revenue Refunding Bonds, Second Indenture, Series A, 5.625%
                                                     due 7/01/2020 (d)                                                        2,401
====================================================================================================================================
Hawaii--0.5%             A         A         2,000   Hawaii State Department of Budget and Finance, Special Purpose
                                                     Revenue Bonds, 6.25% due 7/01/2021                                       1,979
====================================================================================================================================
Idaho--0.6%              NR*       Aaa       2,140   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds,
                                                     AMT, Series E-2, 6.90% due 1/01/2027                                     2,211
====================================================================================================================================
Illinois--13.6%          AAA       Aaa       2,500   Chicago, Illinois, Board of Education, GO (Chicago School Reform
                                                     Project), Series A, 5.25% due 12/01/2030 (b)                             2,180
                         AA-       Aa3       6,925   Chicago, Illinois, Gas Supply Revenue Bonds (Peoples Gas), Series A,
                                                     6.875% due 3/01/2015                                                     7,293
                         NR*       Aaa       3,000   Chicago, Illinois, Sales Tax Revenue Bonds, RITR, Series 24,
                                                     6.72% due 1/01/2027 (c)(e)                                               2,375
                         AAA       Aaa      10,000   Cook County, Illinois, GO, Refunding, Series B, 5.375% due
                                                     11/15/2018 (d)                                                           9,137
                         AAA       NR*       1,790   Illinois Development Finance Authority Revenue Bonds
                                                     (Bradley University Project), 5.375% due 8/01/2024 (b)                   1,619
                         AA        Aa1       2,550   Illinois HDA, Residential Mortgage Revenue Bonds, RIB, AMT, 6.874%
                                                     due 2/01/2018 (e)                                                        2,642
                                                     Illinois HDA, Revenue Refunding Bonds:
                         A+        A1        6,900     (M/F Housing), Series A, 7.375% due 7/01/2017                          7,281
                         A+        A1        6,500     (M/F Program), Series 5, 6.75% due 9/01/2023                           6,810
                                                     Regional Transportation Authority, Illinois, Revenue Bonds,
                                                     Series A:
                         AAA       Aaa       1,500     7.20% due 11/01/2020 (b)                                               1,721
                         AAA       Aaa       7,000     6.70% due 11/01/2021 (c)                                               7,658
                                                     Regional Transportation Authority, Illinois, Revenue Bonds,
                                                     Series C (c):
                         AAA       Aaa       1,000     7.10% due 6/01/2004 (g)                                                1,115
                         AAA       Aaa       2,500     7.75% due 6/01/2020                                                    3,037
====================================================================================================================================
Indiana--11.8%                                       Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                     Series A:
                         AAA       NR*       2,750     6.875% due 2/01/2012                                                   3,010
                         AAA       NR*       5,750     6.75% due 2/01/2017                                                    6,179
                         AA        Aa3       2,500   Indiana Health Facility Financing Authority, Hospital Revenue
                                                     Refunding Bonds (Clarian Health Partners Inc.), Series A, 6%
                                                     due 2/15/2021                                                            2,427
                         NR*       Aaa       5,545   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                     Series A, 6.80% due 1/01/2017 (f)                                        5,700
                                                     Indiana Transportation Finance Authority, Highway Revenue
                                                     Bonds, Series A:
                         AA-       Aa2       2,000     7.25% due 6/01/2015                                                    2,320
                         AA-       Aa3       3,775     6.80% due 12/01/2016                                                   4,190
                                                     Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                     Revenue Refunding Bonds, Series D:
                         AA        NR*       8,750     6.75% due 2/01/2014                                                    9,678
                         AA        NR*      11,800     6.75% due 2/01/2020                                                   12,463
====================================================================================================================================
Louisiana--3.0%          NR*       A3        2,000   Lake Charles, Louisiana, Harbor and Terminal District,
                                                     Port Facilities Revenue Refunding Bonds (Trunkline Long
                                                     Company Project), 7.75% due 8/15/2022                                    2,187
                         CC        NR*      10,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                                     Grain Company Project), 6.50% due 1/01/2017                              9,500
====================================================================================================================================
Maine--1.0%              AA        Aa2       3,900   Maine State Housing Authority, Mortgage Purchase Revenue
                                                     Bonds, AMT, Series C-2, 6.875% due 11/15/2023                            4,064
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                      6 & 7

                                        MuniVest Fund II, Inc., October 31, 1999

                         S&P     Moody's   Face                                                                             Value
STATE                  Ratings   Ratings   Amount    Issue                                                                (Note 1a)
====================================================================================================================================
Maryland--0.8%           A-        NR*    $  2,000   Maryland State Energy Financing Administration,
                                                     Solid Waste Disposal Revenue Bonds, Limited Obligation
                                                     (Wheelabrator Water Projects), AMT, 6.45% due 12/01/2016              $ 2,054
                         AAA       Aaa       1,000   Maryland State Health and Higher Educational Facilities
                                                     Authority Revenue Bonds (University of Maryland Medical
                                                     System), Series B, 7% due 7/01/2022 (c)                                 1,135
====================================================================================================================================
Massachusetts--1.9%      AA-       Aa3       1,000   Massachusetts State College Building Authority Project,
                                                     Revenue Refunding Bonds, Senior-Series A, 7.50% due 5/01/2011            1,183
                         A+        A1        6,000   Massachusetts State Water Resource Authority Revenue Bonds,
                                                     Series A, 6.50% due 7/15/2019                                            6,412
====================================================================================================================================
Michigan--4.9%           AA-       NR*       2,355   Michigan State, HDA, Rental Housing Revenue Refunding Bonds,
                                                     Series A, 6.65% due 4/01/2023                                            2,477
                                                     Michigan State, HDA Revenue Refunding Bonds:
                         AA+       NR*       3,580     AMT, Series D, 6.85% due 6/01/2026 (f)                                 3,695
                         AA+       NR*       1,480     Series A, 6.875% due 6/01/2023                                         1,498
                         A1+       P1        1,600   Michigan State Strategic Fund, Limited Obligation Revenue
                                                     Refunding Bonds (Detroit Edison Company), VRDN, Series CC,
                                                     3.50% due 9/01/2030 (a)                                                  1,600
                         AA        VMIG1@    1,500   Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                                     Revenue Bonds (William Beaumont Hospital), VRDN, Series L,
                                                     3.60% due 1/01/2027 (a)                                                  1,500
                         A1+       VMIG1@    6,900   University of Michigan, University Hospital Revenue Refunding
                                                     Bonds, VRDN, Series A, 3.50% due 12/01/2019 (a)                          6,900
                         A1+       VMIG1@      600   University of Michigan, University Revenue Bonds (Medical
                                                     Service Plan), VRDN, Series A, 3.50% due 12/01/2027 (a)                    600
                         A1+       VMIG1@      800   University of Michigan, University Revenue Refunding Bonds
                                                     (Medical Service Plan), VRDN, Series A-1, 3.50% due 12/01/2021 (a)         800
====================================================================================================================================
Minnesota--1.3%                                      Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                         AA+       Aa2       2,055     Series L, 6.70% due 7/01/2020                                          2,104
                         AA+       Aa2       3,005     Series M, 6.70% due 7/01/2026                                          3,076
====================================================================================================================================
Nebraska--0.6%           AAA       Aaa       2,200   Lancaster County, Nebraska, Hospital Authority No. 1, Hospital
                                                     Revenue Bonds (Bryan Memorial Hospital Project), 6.70% due
                                                     6/01/2022 (d)(i)                                                         2,271
====================================================================================================================================
Nevada--2.2%             BBB+      Baa1      5,000   Henderson, Nevada, Health Care Facilities Revenue Bonds
                                                     (Catholic Healthcare West), 5.375% due 7/01/2026                         4,133
                         AAA       Aaa       1,215   Nevada Housing Division Revenue Bonds (S/F Program), AMT, Senior
                                                     Series E, 7% due 10/01/2019 (f)                                          1,259
                         AAA       Aaa       2,500   Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                                     Pacific Power Company), AMT, 6.65% due 12/01/2017 (b)                    2,628
                         A1+       P1          500   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                     Pacific Power Company Project), AMT, VRDN, 3.60% due 12/01/2020 (a)        500
====================================================================================================================================
New Jersey--0.9%         AAA       Aaa       3,435   New Jersey State Housing and Mortgage Finance Agency Revenue
                                                     Bonds, Home Buyer, AMT, Series M, 6.95% due 10/01/2022 (d)               3,635
====================================================================================================================================
New York--18.7%          AAA       Aaa       2,500   Long Island Power Authority, New York, Electric System Revenue
                                                     Refunding Bonds, Series A, 5.50% due 12/01/2029 (d)                      2,314
                         AAA       Aaa       3,750   Metropolitan Transportation Authority, New York, Dedicated Tax
                                                     Fund Revenue Bonds, Series A, 5% due 4/01/2023 (c)                       3,243
                                                     New York City, New York, City Municipal Water Finance Authority,
                                                     Water and Sewer System Revenue Bonds:
                         NR*       Aaa       6,250     RITR, Series 10, 6.72% due 6/15/2026 (e)(h)                            5,109
                         AAA       Aaa       6,225     Series A, 5.75% due 6/15/2031 (c)                                      5,982
                                                     New York City, New York, City Transitional Finance Authority
                                                     Revenue Bonds, Future Tax Secured, Series C:
                         AA        Aa3       5,000     4.75% due 5/01/2023                                                    4,136
                         AA        Aa3      12,480     5.50% due 5/01/2025                                                   11,578
                         NR*       VMIG1@    8,500     VRDN, 3.50% due 5/01/2028 (a)                                          8,500
                                                     New York City, New York, GO (d):
                         AAA       Aaa       5,745     Series I, 5% due 4/15/2029                                             4,865
                         AAA       Aaa       2,500     Series J, 5.125% due 5/15/2029                                         2,159
                                                     New York City, New York, GO, Refunding:
                         A-        A3        2,500     Series C, 5.875% due 2/01/2016                                         2,462
                         A-        A3        2,000     Series K, 5.375% due 8/01/2021                                         1,822
                         AAA       Aaa       3,250   New York State Dormitory Authority, Lease Revenue Bonds
                                                     (State University Dormitory Facilities), Series C, 5.50% due
                                                     7/01/2029 (d)                                                            3,009
                         AAA       NR*       2,500   New York State Dormitory Authority Revenue Bonds (Mental
                                                     Health Services Facilities Improvement), Series D, 5.25% due
                                                     8/15/2024 (d)                                                            2,235
                                                     New York State Dormitory Authority, Revenue Refunding Bonds (d):
                         AAA       Aaa       5,000     (Consolidated City University System), Series 1, 5.125%
                                                       due 7/01/2027                                                          4,352
                         AAA       Aaa       2,000     (Mental Health Services Facilities Improvement), Series D,
                                                       5% due 2/15/2023                                                       1,719
                         NR*       NR*       4,000   New York State Energy Research and Development Authority, Gas
                                                     Facilities Revenue Bonds, RITR, Series 9, 7.02% due 1/01/2021 (d)(e)     3,551
                         AA-       Aa3       3,750   New York State Thruway Authority, Revenue Refunding Bonds,
                                                     Series E, 5% due 1/01/2025                                               3,214
                         AAA       Aaa       2,500   New York State Urban Development Corporation Revenue Bonds
                                                     (Correctional Facilities Service Contract), Series C, 6%
                                                     due 1/01/2029 (b)                                                        2,496
====================================================================================================================================
North Carolina--0.8%                                 Raleigh-Durham, North Carolina, Airport Authority, Special
                                                     Facility Revenue Refunding Bonds (American Airlines Inc.), VRDN (a):
                         A1+       NR*         100     Series A, 3.55% due 11/01/2005                                           100
                         A1+       NR*       1,900     Series A, 3.55% due 11/01/2015                                         1,900
                         A1+       NR*       1,000     Series B, 3.55% due 11/01/2015                                         1,000
====================================================================================================================================
Ohio--1.2%               NR*       Aaa       1,700   Aurora, Ohio, City School District, COP, 6.15% due 12/01/2024 (d)        1,713
                         AAA       NR*       3,000   Ohio HFA, Mortgage Revenue Refunding Bonds (Residential), AMT,
                                                     Series C, 5.75% due 9/01/2030 (j)                                        2,790
====================================================================================================================================
Pennsylvania--2.7%       AAA       Aaa       2,500   Allegheny County, Pennsylvania, Port Authority, Special
                                                     Transportation Revenue Bonds, 6% due 3/01/2024 (d)                       2,500
                         A1+       VMIG1@    1,800   Geisinger Authority, Pennsylvania, Health System Revenue
                                                     Refunding Bonds (Penn State -- Geisinger Health), VRDN,
                                                     Series B, 3.60% due 8/15/2028 (a)                                        1,800
                                                     Philadelphia, Pennsylvania, Hospitals and Higher Education
                                                     Facilities Authority, Hospital Revenue Bonds (Children's
                                                     Hospital of Philadelphia Project), VRDN (a):
                         A1+       VMIG1@      440     3.60% due 3/01/2027                                                      440
                         A1+       VMIG1@    3,500     Series A, 3.60% due 3/01/2027                                          3,500
                                                     Schuylkill County, Pennsylvania, IDA, Resource Recovery
                                                     Revenue Refunding Bonds (Northeastern Power Company), VRDN (a):
                         A1+       NR*         200     AMT, Series B, 3.55% due 12/01/2022                                      200
                         A1+       NR*       2,000     Series A, 3.50% due 12/01/2022                                         2,000
====================================================================================================================================


                                      8 & 9

                                        MuniVest Fund II, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                         S&P     Moody's   Face                                                                             Value
STATE                  Ratings   Ratings   Amount    Issue                                                                (Note 1a)
====================================================================================================================================
South Carolina--1.7%     AAA       Aaa    $  2,675   Lexington County, South Carolina, School District Number 4,
                                                     GO, 5.875% due 3/01/2029 (c)                                          $  2,614
                         BBB+      A3        3,000   Richland County, South Carolina, Solid Waste Disposal
                                                     Facilities Revenue Bonds (Union Camp Corporation Project),
                                                     AMT, Series B, 7.125% due 9/01/2021                                      3,154
                         NR*       Aa2         805   South Carolina Housing Finance and Development Authority,
                                                     Mortgage Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027                 828
====================================================================================================================================
Tennessee--1.1%          AAA       Aaa       5,355   Metropolitan Government, Nashville and Davidson County,
                                                     Tennessee, Water and Sewer Revenue Refunding Bonds, Series A, 4.75%
                                                     due 1/01/2022 (c)                                                        4,459
====================================================================================================================================
Texas--6.3%              AAA       Aaa       2,290   Austin, Texas, Revenue Bonds, Series A, 4.62%** due 5/15/2013 (d)        1,045
                         AA-       Aa3       2,500   Guadalupe-- Blanco River Authority, Texas, Sewage and Solid Waste
                                                     Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and
                                                     Company Project), AMT, 6.40% due 4/01/2026                               2,529
                                                     Harris County, Texas, Health Facilities Development Corporation,
                                                     Hospital Revenue Bonds (Memorial Hospital System Project),
                                                     Series A (g):
                         NR*       NR*       1,500     6.60% due 6/01/2004                                                    1,633
                         NR*       NR*       1,500     6.625% due 6/01/2004                                                   1,634
                         NR*       Aa3       5,000   Harris County, Texas, Health Facilities Development Corporation
                                                     Revenue Refunding Bonds, RITR, Series 6, 7.395% due 12/01/2027
                                                     (e)(i)                                                                   4,809
                         AAA       Aaa      13,000   Lower Colorado River Authority, Texas, Revenue Refunding Bonds,
                                                     Series A, 5.875% due 5/15/2017 (b)                                      12,908
====================================================================================================================================
Virginia--1.9%           BBB+      A3        3,115   Isle of Wight County, Virginia, IDA, Solid Waste Disposal
                                                     Facilities Revenue Bonds (Union Camp Corporation Project),
                                                     AMT, 6.55% due 4/01/2024                                                 3,146
                         BBB-      Baa3      5,000   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                     Senior-Series A, 5.50% due 8/15/2028                                     4,278
====================================================================================================================================
Washington--7.9%         AAA       Aaa       5,300   Central Puget Sound, Washington, Regional Transit Authority,
                                                     Sales Tax and Motor Revenue Bonds, 4.75% due 2/01/2028 (c)               4,287
                         AAA       Aaa       3,245   Douglas County, Washington, Public Utility District Number 001,
                                                     Wells Hydroelectric Revenue Bonds, Series B, 6% due 9/01/2029 (d)        3,227
                         AAA       Aaa       7,500   Seattle, Washington, Water System Revenue Bonds, Series B, 6% due
                                                     7/01/2029 (c)                                                            7,458
                         AAA       Aaa       3,000   Snohomish County, Washington, Public Utility District Number 001,
                                                     Electric Revenue Refunding Bonds, 5.375% due 12/01/2024 (h)              2,719
                                                     Washington State Public Power Supply System, Revenue Refunding Bonds
                                                     (Nuclear Project No. 1), Series B:
                         AA-       Aa1       4,950     7.25% due 7/01/2009                                                    5,544
                         AA-       Aa1       5,000     7.125% due 7/01/2016                                                   5,598
                         AAA       Aaa       1,900   Washington State Public Power Supply System, Revenue Refunding
                                                     Bonds (Nuclear Project No. 3), Series B, 7.125% due 7/01/2016 (d)        2,153
====================================================================================================================================
Wisconsin--0.4%          AA        Aa2       1,410   Wisconsin Housing and Economic Development Authority,
                                                     Home Ownership Revenue Refunding Bonds, AMT, Series D, 6.65%
                                                     due 7/01/2025                                                            1,437
====================================================================================================================================
Wyoming--2.3%            BBB-      Baa2      5,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                     (FMC Corp. Project), AMT, Series B, 6.90% due 9/01/2024                  5,080
                         AA        Aa2       1,500   Wyoming Community Development Authority Revenue Bonds,
                                                     S/F Mortgage, AMT, Series H, 7.10% due 6/01/2012 (f)                     1,578
                         AA        Aa2       2,395   Wyoming Community Development Authority, Revenue Refunding Bonds,
                                                     S/F Mortgage, Series B, 6.70% due 6/01/2017                              2,434
====================================================================================================================================
Puerto Rico--0.0%        A1+       VMIG1@      100   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                                     Transportation Revenue Refunding Bonds, VRDN, Series A,
                                                     3.10% due 7/01/2028 (a)(b)                                                 100
====================================================================================================================================
                         Total Investments (Cost--$420,592)--106.7%                                                         416,149
                         Liabilities in Excess of Other Assets--(6.7%)                                                      (26,174)
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $389,975
                                                                                                                           ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October
    31, 1999.
(f) FHA Insured.
(g) Prerefunded.
(h) FSA Insured.
(i) Escrowed to maturity.
(j) GNMA Collateralized.
  * Not Rated.
 ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  @ Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


                                     10 & 11

                                        MuniVest Fund II, Inc., October 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                      As of October 31, 1999
===========================================================================================================================
Assets:               Investments, at value (identified cost-- $420,591,755) (Note 1a) .                      $416,149,424
                      Cash .............................................................                            61,686
                      Receivables:
                        Interest .......................................................   $  6,839,566
                        Securities sold ................................................      3,969,541         10,809,107
                                                                                           ------------
                      Prepaid expenses and other assets ................................                            11,054
                                                                                                              ------------
                      Total assets .....................................................                       427,031,271
                                                                                                              ------------
===========================================================================================================================
Liabilities:          Payables:
                        Securities purchased ...........................................     36,515,260
                        Dividends to shareholders (Note 1e) ............................        284,758
                        Investment adviser (Note 2) ....................................        188,564         36,988,582
                                                                                           ------------
                        Accrued expenses and other liabilities .........................                            67,344
                                                                                                              ------------
                            Total liabilities ..........................................                        37,055,926
                                                                                                              ------------
===========================================================================================================================
Net Assets:           Net assets .......................................................                      $389,975,345
                                                                                                              ============
===========================================================================================================================
Capital:              Capital Stock (200,000,000 shares authorized) (Note 4):
                        Preferred Stock, par value $.05 per share (5,400 shares
                        of AMPS* issued and outstanding at $25,000 per share
                        liquidation preference) ........................................                      $135,000,000
                        Common Stock, par value $.10 per share (19,907,055 shares
                        issued and outstanding) ........................................   $  1,990,705
                      Paid-in capital in excess of par .................................    277,543,484
                      Undistributed investment income--net .............................      2,966,004
                      Accumulated realized capital losses on investments--net (Note 5) .    (23,082,517)
                      Unrealized depreciation on investments--net ......................     (4,442,331)
                                                                                           ------------
                      Total -- Equivalent to $12.81 net asset value per
                      share of Common Stock (market price -- $11.75) ...................                       254,975,345
                                                                                                              ------------
                      Total capital ....................................................                      $389,975,345
                                                                                                              ============
===========================================================================================================================

                    * Auction Market Preferred Stock.

                      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
===========================================================================================================================
Investment            Interest and amortization of premium and discount earned .........                      $ 23,696,023
Income (Note 1d):
===========================================================================================================================
Expenses:             Investment advisory fees (Note 2) ................................   $ 2,085,068
                      Commission fees (Note 4) .........................................       341,622
                      Transfer agent fees ..............................................       104,820
                      Accounting services (Note 2) .....................................        79,130
                      Professional fees ................................................        78,333
                      Custodian fees ...................................................        32,268
                      Listing fees .....................................................        24,259
                      Printing and shareholder reports .................................        24,013
                      Directors' fees and expenses .....................................        20,040
                      Pricing fees .....................................................        16,213
                      Other ............................................................        46,852
                                                                                           -----------
                      Total expenses ...................................................                         2,852,618
                                                                                                              ------------
                      Investment income--net ...........................................                        20,843,405
                                                                                                              ------------
===========================================================================================================================
Realized &            Realized loss on investments-- net ...............................                        (7,450,489)
Unrealized Loss on    Change in unrealized appreciation/depreciation on
Investments--Net      investments-- net ................................................                       (33,277,841)
(Notes 1b, 1d & 3):                                                                                           ------------
                      Net Decrease in Net Assets Resulting from Operations .............                      $(19,884,925)
                                                                                                              ============
===========================================================================================================================

                      See Notes to Financial Statements.


                                     12 & 13

                                        MuniVest Fund II, Inc., October 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Year Ended October 31,
                                                                                           ------------------------------
                      Increase (Decrease) in Net Assets:                                       1999              1998
=========================================================================================================================
Operations:           Investment income--net ...........................................   $ 20,843,405     $ 21,617,028
                      Realized gain (loss) on investments--net .........................     (7,450,489)       9,035,426
                      Change in unrealized appreciation/depreciation on
                      investments--net .................................................    (33,277,841)      (3,923,226)
                                                                                           ------------     ------------
                      Net increase (decrease) in net assets resulting from operations ..    (19,884,925)      26,729,228
                                                                                           ------------     ------------
=========================================================================================================================
Dividends to          Investment income--net:
Shareholders            Common Stock ...................................................    (16,419,996)     (16,701,482)
(Note 1e):              Preferred Stock ................................................     (4,340,484)      (4,752,270)
                                                                                           ------------     ------------
                      Net decrease in net assets resulting from dividends to
                      shareholders .....................................................    (20,760,480)     (21,453,752)
                                                                                           ------------     ------------
=========================================================================================================================
Net Assets:           Total increase (decrease) in net assets ..........................    (40,645,405)       5,275,476
                      Beginning of year ................................................    430,620,750      425,345,274
                                                                                           ------------     ------------
                      End of year* .....................................................   $389,975,345     $430,620,750
                                                                                           ============     ============
=========================================================================================================================
                     *Undistributed investment income--net .............................   $  2,966,004     $  2,883,079
                                                                                           ============     ============
=========================================================================================================================

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                       The following per share data and ratios have been derived
                       from information provided in the financial statements.                         For the Year Ended October 31,
                                                                                                      ------------------------------
                       Increase (Decrease) in Net Asset Value:                                              1999        1998
====================================================================================================================================
Per Share              Net asset value, beginning of year ..........................................       $  14.85    $  14.59
                                                                                                           --------    --------
Operating
Performance:           Investment income--net ......................................................           1.05        1.08
                       Realized and unrealized gain (loss) on investments--net .....................          (2.05)        .26
                                                                                                           --------    --------

                       Total from investment operations ............................................          (1.00)       1.34
                                                                                                           --------    --------
                       Less dividends to Common Stock shareholders from investment income--net .....           (.82)       (.84)
                                                                                                           --------    --------
                       Effect of Preferred Stock activity:
                          Dividends to Preferred Stock shareholders from investment income--net ....           (.22)       (.24)
                                                                                                           --------    --------
                       Net asset value, end of year ................................................       $  12.81    $  14.85
                                                                                                           ========    ========

                       Market price per share, end of year .........................................       $  11.75    $14.4375
                                                                                                           ========    ========
====================================================================================================================================
Total Investment       Based on market price per share .............................................         (13.49%)     10.37%
Return:*                                                                                                   ========    ========
                       Based on net asset value per share ..........................................          (8.31%)      7.96%
                                                                                                           ========    ========
====================================================================================================================================
Ratios Based on        Total expenses** ............................................................           1.01%        .96%
Average Net Assets                                                                                         ========    ========
Of Common Stock:       Total investment income -- net** .............................................          7.36%       7.32%
                                                                                                           ========    ========
                       Amount of dividends to Preferred Stock shareholders .........................           1.53%       1.61%
                                                                                                           ========    ========
                       Investment income -- net, to Common Stock shareholders ......................           5.83%       5.71%
                                                                                                           ========    ========
====================================================================================================================================
Ratios Based on        Total expenses ..............................................................            .68%        .66%
Total Average          Total investment income -- net ...............................................          4.99%       5.06%
Net Assets:@**
====================================================================================================================================
Ratios Based on        Dividends to Preferred Stock shareholders ...................................           3.22%       3.52%
Average Net Assets
Of Preferred Stock:
====================================================================================================================================
Supplemental           Net assets, net of Preferred Stock, end of year (in thousands) ..............       $254,975    $295,621
Data:                  Preferred Stock outstanding, end of year (in thousands) .....................       $135,000    $135,000
                       Portfolio turnover ..........................................................         114.06%     140.55%
====================================================================================================================================
Leverage:              Asset coverage per $1,000 ...................................................       $  2,889    $  3,190
====================================================================================================================================
Dividends              Series A--Investment income -- net ..........................................       $    816    $    897
Per Share on           Series B--Investment income -- net ..........................................       $    810    $    875
Preferred Stock        Series C--Investment income -- net ..........................................       $    786    $    869
Outstanding:
====================================================================================================================================

                                                                                                     For the Year Ended October 31,
                                                                                                     ------------------------------
                                                                                                       1997        1996       1995
Per Share              Net asset value, beginning of year ..........................................  $ 14.12    $  13.93  $  12.56
Operating                                                                                             -------    --------  --------
Performance:           Investment income--net ......................................................     1.13        1.10      1.11
                       Realized and unrealized gain (loss) on investments--net .....................      .46         .18      1.37
                                                                                                      -------    --------  --------
                       Total from investment operations ............................................     1.59        1.28      2.48
                                                                                                      -------    --------  --------
                       Less dividends to Common Stock shareholders from investment income--net .....     (.88)       (.85)     (.85)
                                                                                                      -------    --------  --------
                       Effect of Preferred Stock activity: .........................................     (.24)       (.24)     (.26)
                                                                                                      -------    --------  --------
                          Dividends to Preferred Stock shareholders from investment income--net .... $  14.59    $  14.12  $  13.93
                                                                                                     ========    ========  ========
                       Net asset value, end of year ................................................ $ 13.875    $ 12.625  $ 12.125
                                                                                                     ========    ========  ========
                       Market price per share, end of year
====================================================================================================================================
Total Investment       Based on market price per share .............................................    17.32%      11.43%    25.68%
Return:*                                                                                             ========    ========  ========
                       Based on net asset value per share ..........................................    10.31%       8.47%    19.27%
                                                                                                     ========    ========  ========
====================================================================================================================================
Ratios Based on        Total expenses** ............................................................     1.00%       1.01%     1.05%
Average Net Assets                                                                                   ========    ========  ========
Of Common Stock:       Total investment income-- net** .............................................     7.78%       7.93%     8.46%
                                                                                                     ========    ========  ========
                       Amount of dividends to Preferred Stock shareholders .........................     1.64%       1.73%     2.02%
                                                                                                     ========    ========  ========
                       Investment income-- net, to Common Stock shareholders .......................     6.14%       6.20%     6.44%
                                                                                                     ========    ========  ========
====================================================================================================================================
Ratios Based on        Total expenses ..............................................................      .68%        .68%      .69%
Total Average                                                                                        ========    ========  ========
Net Assets:@**         Total investment income-- net ...............................................     5.30%       5.30%     5.55%
                                                                                                     ========    ========  ========
====================================================================================================================================
Ratios Based on        Dividends to Preferred Stock shareholders ...................................     3.50%       3.55%     3.90%
Average Net Assets                                                                                   ========    ========  ========
Of Preferred Stock:
====================================================================================================================================
Supplemental           Net assets, net of Preferred Stock, end of year (in thousands) .............. $290,345    $281,036  $277,230
Data:                                                                                                ========    ========  ========
                       Preferred Stock outstanding, end of year (in thousands) ..................... $135,000    $135,000  $135,000
                                                                                                     ========    ========  ========
                       Portfolio turnover ..........................................................    57.80%      46.58%    95.62%
                                                                                                     ========    ========  ========
====================================================================================================================================
Leverage:              Asset coverage per $1,000 ................................................... $  3,151    $  3,082  $  3,054
                                                                                                     ========    ========  ========
====================================================================================================================================
Dividends              Series A--Investment income -- net .......................................... $    880    $    898  $    967
Per Share on                                                                                         ========    ========  ========
Preferred Stock        Series B--Investment income -- net .......................................... $    872    $    879  $    891
Outstanding:                                                                                         ========    ========  ========
                       Series C--Investment income -- net .......................................... $    869    $    886  $  1,070
                                                                                                     ========    ========  ========
====================================================================================================================================

                      * Total investment returns based on market value, which
                        can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

                     ** Do not reflect the effect of dividends to Preferred
                        Stock shareholders.

                      @ Includes Common and Preferred Stock average net assets.

                        See Notes to Financial Statements.


                                     14 & 15

                                        MuniVest Fund II, Inc., October 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price option (options written) or the last bid price (options purchased ). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instrument -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $454,436,734 and $448,215,125, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)         Gains
--------------------------------------------------------------------------------
Long-term investments .......................    $(9,026,390)       $(4,442,331)
Financial futures contracts .................      1,575,901                 --
                                                 -----------        -----------
Total .......................................    $(7,450,489)       $(4,442,331)
                                                 ===========        ===========
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $4,557,892, of which $9,200,792 related to appreciated securities and $13,758,684 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $420,707,316.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1999 were as follows: Series A, 3.60%; Series B, 3.43%; and Series C, 3.30%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $137,899 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $20,453,000, of which 9,489,000 expires in 2003 and 10,964,000 expires in 2007. These amounts will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.


                                    16 & 17

                                      MuniVest Fund II, Inc., October 31, 1999

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders,
MuniVest Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Fund II, Inc. as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Fund II, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Fund II, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions by the Fund during the year.

Please retain this information for your records.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
 S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------

 AAA/Aaa ...........................................................    46.9%
 AA/Aa .............................................................    27.2
 A/A ...............................................................    11.5
 BBB/Baa ...........................................................     6.0
 CC/CA .............................................................     2.4
 NR (Not Rated) ....................................................     1.8
 Other@ ............................................................    10.9
--------------------------------------------------------------------------------
@     Temporary investments in short-term municipal securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.


                                    18 & 19

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MVT

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #16807--10/99

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